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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 BKLA BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/x/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, no par value
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     (2)  Aggregate number of securities to which transaction applies:

          5,983,325 shares
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          $1.2656842 (book value calculated by dividing the total shareholders' equity of BKLA Bancorp at June 30, 1995 of $7,573,000 by the total number of shares of BKLA Bancorp Common Stock outstanding of 5,983,325).
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     (4)  Proposed maximum aggregate value of transaction:

          $7,573,000.00
          ----------------------------------------------------------------------

     (5)  Total fee paid:

          $1,389.60 ($1,514.60 - $125.00 previously paid)
          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          $125.00
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     (2)  Form, Schedule or Registration Statement No.:
          Preliminary Proxy Statement
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     (3)  Filing Party:
          BKLA Bancorp
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     (4)  Date Filed:
          July 21, 1995
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